UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2017

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas
(Address of principal executive offices)

75024
(Zip code)

(972) 673-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

Entry into Salt Creek Field Acquisition Agreement

On May 30, 2017, Denbury Resources Inc. (the “Company”) issued a press release announcing that it had entered into a definitive agreement with certain subsidiaries of Linn Energy, Inc. to acquire their 23% non-operating working interest in Salt Creek Field in Wyoming for $71.5 million, subject to standard purchase price adjustments for revenues and costs between the March 1, 2017 effective date and the closing date of the transaction. The acquisition is expected to close in late June and is subject to satisfactory completion of due diligence reviews and customary closing conditions. The Company plans to initially fund the acquisition with borrowings under its revolving credit facility. Net production for the acquired interest is currently estimated at 2,100 barrels of oil per day. A copy of the press release is filed as Exhibit 99.1 hereto.

Presentations at Upcoming Energy Conferences

On June 5, 2017, the Company issued a press release announcing that Chris Kendall, the Company’s President and Chief Operating Officer, will make presentations at the Bank of America Merrill Lynch 2017 Energy Credit Conference on Tuesday, June 6, 2017, at 8:50 a.m. Eastern Time and at the 2017 RBC Capital Markets Global Energy and Power Executive Conference on Wednesday, June 7, 2017, at 10:30 a.m. Eastern Time. The updated slides that will accompany these conference presentations will be available in the Investor Relations section of the Company’s website at www.denbury.com on June 5, 2017. A copy of the press release is filed as Exhibit 99.2 hereto.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in any such document.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated May 30, 2017.
99.2*	Denbury Press Release, dated June 5, 2017.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: June 5, 2017	By:	/s/ James S. Matthews
James S. Matthews
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Denbury Press Release, dated May 30, 2017.
99.2	Denbury Press Release, dated June 5, 2017.

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